THE SARATAOGA ADVANTAGE TRUST

James Alpha Macro Portfolio

Class A	GRRAX
Class C	GRRCX
Class I	GRRIX

Supplement dated December 27, 2019 to the Class A, C, and I Prospectus of the James Alpha Macro Portfolio, dated December 27, 2019 (the “Prospectus”)

Please note that the Prospectus and Statement of Additional Information dated December 27, 2019 disclose fees and expenses information for the James Alpha Macro Portfolio (the “Portfolio”) that will become effective on January 1, 2020.

The fees and expenses information that follows is effective through December 31, 2019

Pursuant to an operating expense limitation agreement between the Portfolio’s Manager (the “Manager’) and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.50%, 1.25% and 2.25% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2019.

Shareholder Fees	Class A	Class I	Class C
Maximum Sales Charge (Load) Imposed on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	NONE	NONE	1.00%
Redemption Fee	NONE	NONE	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	1.10%	1.10%	1.10%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses(1)
Other Fund Expenses	1.33%	1.33%	1.33%
Interest Expense	0.03%	0.03%	0.03%
Expenses of the Subsidiary	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.42%	0.42%	0.42%
Total Annual Portfolio Operating Expenses (before Expense Reduction/Reimbursement)	3.13%	2.88%	3.88%
Expense Reduction/ Reimbursement	(1.18)%	(1.18)%	(1.18)%
Total Annual Portfolio Operating Expenses (after Expense Reduction/Reimbursement)(2)	1.95%	1.70%	2.70%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Portfolio’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”). These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap (defined below). The Total Annual Portfolio Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 1.50%, 1.25% and 2.25% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2019 (each an “Expense Cap”).

This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$762	$1,381	$2,024	$3,739
Class I	$173	$780	$1,414	$3,120
Class C	$373	$1,076	$1,897	$4,031

IF YOU HELD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$762	$1,381	$2,024	$3,739
Class I	$173	$780	$1,414	$3,120
Class C	$273	$1,076	$1,897	$4,031

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to waive its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses) do not exceed 1.50%, 1.25% and 2.25% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement for future reference.

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